                                                                   EXHIBIT 10.35

                                                                [EXECUTION COPY]

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                      FIRST AMENDMENT TO OMNIBUS AGREEMENT
                      ------------------------------------



     This FIRST AMENDMENT, effective on the 31st day of March 1998 (the "Effective Date") is made and entered into by and between The New York Blood Center, Inc., a New York not-for-profit corporation, having an office at 310 East 67th Street, New York, New York ("NYBC") and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.) a Delaware corporation having an office at 155 Duryea Road, Melville, New York 11747 ("VITEX").

     WHEREAS, the parties have executed an Omnibus Agreement effective as of October 26, 1995 (the "OMNIBUS AGREEMENT"); and

     WHEREAS, the parties now desire to amend the OMNIBUS AGREEMENT.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and VITEX mutually agree as follows:

     1. Paragraph 1.1 shall be deleted and replaced with the following provision:

     1.1 "TRANSFUSION PLASMA AGREEMENT" shall mean the "Exclusive License Agreement for Virally Inactivated Transfusion Plasma Products" between NYBC and VITEX effective October 26, 1995 and any amendments thereto.

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


     2. Paragraph 1.2 shall be deleted and replaced with the following provision:

     1.2 "FIBRIN SEALANT AGREEMENT" shall mean the "Exclusive License Agreement for Virally Inactivated Fibrin Sealant/Thrombin Products" between NYBC and VITEX, effective October 26, 1995 and any amendments thereto.

     3. Paragraph 1.3 shall be deleted and replaced with the following provision:

     1.3 "CELLULAR AGREEMENT" shall mean the "Exclusive License Agreement for Virally Inactivated Cellular Products" between NYBC and VITEX effective October 26, 1995 and any amendments thereto.

     4. Paragraph 1.6 shall be deleted and replaced with the following provision:

     1.6 "EDISON AGREEMENT" shall mean the "Licensing Agreement" between NYBC, VITEX and ************************** ("Edison") effective January 1, 1996 and any amendments thereto.

     5. Paragraph 1.7 shall be deleted and replaced with the following provision:

     1.7 "ALBERTA AGREEMENT" shall mean the "Agreement" between NYBC, VITEX, the Alberta Research Council ("Alberta") and Synsorb Biotech, Inc. ("SBI") effective May 6, 1994.

     6. Paragraph 4.7 shall be deleted and replaced with the following provision:

     4.7 VITEX shall be responsible for making the payments to Edison required by Paragraph 3.5 of the EDISON AGREEMENT (which paragraph relates to maintenance of Edison's Patent Rights ) or reimbursing NYBC for any payments made by NYBC to Edison under Paragraph 3.5 of the EDISON AGREEMENT.

     7. Paragraphs 5.1 and 5.2 shall be deleted and replaced with the following provisions:

     5.1 For so long as the TRANSFUSION PLASMA AGREEMENT is in full force and effect (i.e. has not been terminated by either party), NYBC agrees that it will not grant a sublicense to any third party under the "ARC Background Patents" licensed to NYBC under the ALBERTA AGREEMENT for PRODUCTS in the EXCLUSIVE TERRITORY as those terms are defined in the TRANSFUSION PLASMA AGREEMENT.

     5.2 VITEX shall be responsible for paying royalties to SBI pursuant to Paragraphs 4.1 and 4.2 of the ALBERTA AGREEMENT for "Net Sales" of "NYBC Products" sold by VITEX and "Net Sales" of "NYBC Products" sold by VITEX's sublicensees (as those terms are defined in the ALBERTA AGREEMENT) and shall reimburse NYBC for any such payments made by NYBC to SBI.

     8.  The following Paragraphs 5.3 and 5.4 shall be added:

     5.3 NYBC shall be responsible for paying royalties to SBI pursuant to Paragraphs 4.1 and 4.2 of the ALBERTA AGREEMENT for "Net Sales" of "NYBC Products" sold by NYBC and "Net Sales" of "NYBC Products" sold by NYBC's sublicensees (as those terms are defined in the ALBERTA AGREEMENT) and shall reimburse VITEX for any such payments made by VITEX to SBI.

     5.4 NYBC will not voluntarily terminate the ALBERTA AGREEMENT unless it first receives the written consent to such termination by VITEX. VITEX will not voluntarily terminate the ALBERTA AGREEMENT unless it first receives the written consent to such termination by NYBC.

     9. Except as expressly amended hereby, the provisions of the OMNIBUS AGREEMENT remain unchanged and in full force and effect.

     10. This FIRST AMENDMENT shall remain in full force and effect for the term of the OMNIBUS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT to be executed by their duly authorized representatives as of the Effective Date.

V.I. TECHNOLOGIES, INC.           THE NEW YORK BLOOD CENTER, INC.


By                                  By:
  ------------------------------       -----------------------------

Name:                               Name:
     ---------------------------         ---------------------------

Date:                               Date:
     ---------------------------         ---------------------------

                                                                [EXECUTION COPY]


                     SECOND AMENDMENT TO OMNIBUS AGREEMENT
                     -------------------------------------


     This SECOND AMENDMENT, effective on the 31st day of March 1998 (the "Effective Date") is made and entered into by and between The New York Blood Center, Inc., a New York not-for-profit corporation having an office at 310 East 67th Street, New York, New York 10021 ("NYBC"), and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.) a Delaware corporation having an office at 155 Duryea Road, Melville, New York 11747 ("VITEX").


     WHEREAS, the parties have executed an Omnibus Agreement effective as of October 26, 1995 (the "OMNIBUS AGREEMENT") which is being amended by a First Amendment (the "FIRST AMENDMENT") contemporaneously with this SECOND AMENDMENT ; and

     WHEREAS, the parties desire to enter into this SECOND AMENDMENT so as to reflect current business opportunities available to VITEX in connection with a Joint Development, Marketing and Distribution Agreement (the "JOINT DEVELOPMENT AGREEMENT") with Pall Corporation, a New York corporation, having principal offices at 2200 Northern Blvd., East Hills, New York 11548 ("PALL CORPORATION"), this SECOND AMENDMENT to remain in effect for the duration of the JOINT DEVELOPMENT AGREEMENT (and any amendments thereto and extensions thereof) or the term of the OMNIBUS AGREEMENT, whichever shall be shorter.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and VITEX mutually agree as follows:

     1.  NYBC agrees that notwithstanding the provisions set forth in Section
7.5 of the OMNIBUS AGREEMENT, VITEX shall not have an obligation to assist NYBC to acquire and NYBC shall not seek to acquire any rights in or with respect to
(i) any "Joint Patents" and "Joint Inventions" as such terms are defined in the JOINT DEVELOPMENT AGREEMENT, and (ii) any intellectual property which includes or incorporates any patents, patent applications, know-how, inventions, data, processes, methods for manufacture or use, techniques or other intellectual property, owned and/or controlled, by or licensed to or hereafter developed by or for PALL CORPORATION, independently from VITEX.

     2. NYBC agrees that, prior to exercising its termination rights set forth in Section 13.1 of the OMNIBUS AGREEMENT, (i) it shall give PALL CORPORATION notice of its intent to terminate simultaneously with the notice given to VITEX under the terms of Section 13.1, which notice shall expressly describe the event entitling NYBC to exercise its termination rights, and (ii) it shall not terminate the OMNIBUS AGREEMENT as amended by the FIRST AMENDMENT and/or this SECOND AMENDMENT if within sixty (60) days of receipt of such notice by PALL CORPORATION, PALL CORPORATION cures the breach or eliminates the event or causes VITEX to cure the breach or eliminate the event giving rise to NYBC's termination rights, to the reasonable satisfaction of NYBC.

     3.   Notices to PALL CORPORATION shall be sent to:

          PALL CORPORATION
          2200 Northern Blvd.
          East Hills, New York  11548
          Attention:  Samuel T. Wortham
          with a copy to:

          Carter, Ledyard & Milburn
          Two Wall Street
          New York, New York  10005
          Attention:  Robert A. McTamaney, Esq.

     4. Except as expressly amended hereby, the provisions of the OMNIBUS AGREEMENT as amended by the FIRST AMENDMENT remain unchanged and in full force and effect.

     5. This SECOND AMENDMENT shall remain in full force and effect for (i) the term of the JOINT DEVELOPMENT AGREEMENT (and any amendments thereto and extensions thereof, provided a copy of same is provided to NYBC), or (ii) the term of the OMNIBUS AGREEMENT as amended by the FIRST AMENDMENT, whichever is shorter. Termination of this SECOND AMENDMENT shall not release either party from any liability which at the time of termination had already accrued to the other party or which thereafter may accrue in respect of any act or omission prior to such termination.

     IN WITNESS WHEREOF, the parties hereto have caused this SECOND AMENDMENT to be executed by their duly authorized representatives as of the Effective Date.


V.I. TECHNOLOGIES, INC.           THE NEW YORK BLOOD CENTER, INC.


By                                  By:
  ----------------------------         ---------------------------

Name:                               Name:
     -------------------------           -------------------------

Date:                               Date:
     -------------------------           -------------------------